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         Number                                                                                  Shares

                                               BLUE VALLEY BAN CORP.
                                                                                              CUSIP 096065 10 7
                             INCORPORATED UNDER THE LAWS OF THE STATE OF KANSAS                  SEE REVERSE
                                 15,000,000 AUTHORIZED SHARES $1.00 PAR VALUE                FOR CERTAIN DEFINITIONS




THIS CERTIFIES THAT


Is The Owner of

                      FULLY PAID AND NON-ASSESSABLE SHARES OF $1.00 PAR VALUE COMMON STOCK OF

                                               BLUE VALLEY BAN CORP.

transferable only on the books of the Company in person or by duly authorized attorney upon surrender of this
Certificate properly endorsed. This Certificate is not valid unless countersigned by the Transfer Agent and
Registrar.

         IN WITNESS WHEREOF, the said Company has caused this Certificate to be executed by the facsimile signatures of its duly authorized officers and to be sealed with the facsimile seal of the Company.

Dated:


                                               BLUE VALLEY BAN CORP.
                                                     CORPORATE

         /s/ Patricia L. Day                          SEAL                      /s/ Robert D. Regnier
         PATRICIA L. DAY, SECRETARY                                             ROBERT D. REGNIER, PRESIDENT
                                                      KANSAS
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                              BLUE VALLEY BAN CORP.

                 TRANSFER FEE: $20.00 PER NEW CERTIFICATE ISSUED

         The following abbreviations when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM  -  as tenants in common           UNIF GIFT MIN ACT-____Custodian_____
TEN ENT  -  as tenants by the entireties                     (Cust)      (Minor)
JT TEN   -  as joint tenants with right of         under Uniform Gifts to Minors
            survivorship and not as tenants        Act _________________________
            in common                                           (State)

Additional abbreviations may also be used though not in the above list.

________________________________________________________________________________

For Value Received, ______________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE
________________________________


________________________________________________________________________________
   (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING ZIP CODE OF ASSIGNEE)
________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

Shares of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint _____________________________________________
attorney-in-fact to transfer the said stock on the books of the within-named Corporation, with full power of substitution in the premises.

Dated___________________________

                           _____________________________________________________

                           _____________________________________________________
                           NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER.

Signature(s) Guaranteed:

___________________________________________


The signature(s) must be guaranteed by an eligible guarantor Institution (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions with membership in an approved signature guarantee Medallion Program), pursuant to S.E.C. Rule 17Ad-15.